Cost of Revenue	12 Months Ended
Dec. 31, 2023
Cost of Revenue [Abstract]
COST OF REVENUE

6 COST OF REVENUE

	2023	2022	2021
	USD	USD	USD

Content acquisition and royalty costs	14,430,879	15,819,603	15,294,255
Live events cost	5,888,466	6,933,370	-
Payment processing and agency fees	5,449,000	5,778,190	6,339,355
Technology infrastructure costs	2,539,911	3,795,517	2,957,199
Amortization of intangible assets	1,599,786	1,242,329	711,919
Branded content	589,838	740,101	444,758
Online and other costs	478,666	551,179	239,623
Barter transaction cost	111,996	4,270,233	475,528
	31,088,542	39,130,522	26,462,637

The Group has entered into barter transaction cost in the last quarter of 2021 which has increased in 2022 due to the larger number of deals entered into. Barter transactions are non-monetary transactions whereby the Group receives and performs services with third parties for the same value; thus, the Group records revenues equal to the cost. Barter revenue is derived from an exchange of advertising services, to be done through the Group’s platform and the same applies for the second party with whom the barter deal is done with. Instead of paying cash for the advertisements, the Group provides advertisements during the time when music is streamed to free users. The Group has decreased its barter transactions during 2023 due to a strategy to reduce this revenue stream by 2024.